Exhibit 21.1

SURGICAL CARE AFFILIATES, INC.

List of Subsidiaries as of March 20, 2014

Legal Name of Subsidiary	Doing Business Name (if applicable)	State of Organization
2121 Surgery Center, Limited Partnership	Surgery Center of Santa Monica	CA
Advocate-SCA Holdings, LLC		DE
Alaska Surgery Center, Inc.		AK
Alaska Surgery Center, Limited Partnership	Alaska Surgery Center	AK
Aloha Surgical Center, L.P.	Aloha Surgical Center	TN
Antelope Valley Surgery Center, L.P.	Antelope Valley Surgery Center	CA
Arcadia Outpatient Surgery Center, L.P.	Arcadia Outpatient Surgery Center	CA
ASC Connecticut Holdings, LLC		DE
ASC Holdings of New Jersey, LLC		NJ
ASC Network, LLC		DE
ASC Operators, LLC		CA
ASC Operators-East Bay, LLC		CA
ASC Operators-San Francisco, LLC		CA
ASC Operators-San Luis Obispo, LLC		CA
ASC Operators-Santa Rosa, LLC		CA
ASC Operators-South Bay, LLC		CA
ASC Pacific Ventures, LLC		DE
Auburn Surgical Center, L.P.	Sutter Auburn Surgery Center	CA

Aurora Surgery Center Limited Partnership	Choice Surgicare	CO
Aurora-SC, Inc.		CO

Austin Center For Outpatient Surgery, L.P.	Northwest Hills Surgical Hospital	GA
B.R.A.S.S. Partnership in Commendam	B.R.A.S.S. Surgery Center	LA
Bakersfield Physicians Plaza Surgical Center, L.P.	Physicians Plaza Surgical Center	TN
Bakersfield-SC, LLC		DE
Ball Outpatient Surgery Center, LLC		IN
Beach Surgical Holdings LLC		CA
Belleville Surgical Center, Ltd., an Illinois Limited Partnership	Belleville Surgical Center	IL

Beltway Surgery Centers, L.L.C.	IU Health Beltway Surgery Centers; Indiana University Health Beltway Surgery Centers; Glen Lehman Endoscopy Suite; Indiana Hand to Shoulder Beltway Surgery Center; Beltway Surgery Center Spring Mill	IN
Bergan Mercy Surgery Center, LLC		NE
Birmingham Outpatient Surgery Center, Ltd.	Outpatient Care Center	AL
Birmingham Outpatient Surgical Center, LLC		DE
Blackstone Valley Surgicare Acquisition, L.P.	Blackstone Valley Surgicare	RI
Blackstone Valley Surgicare GP, LLC		DE
Blue Ridge Day Surgery Center, L.P.	Blue Ridge Surgery Center	TN
Blue Ridge GP, LLC		NC
Boca Raton Outpatient Surgery & Laser Center, LTD.	Boca Raton Outpatient Surgery & Laser Center	FL
BOSC Holdings, LLC		IN
BSC Holdings, LLC		IN
Camp Hill Ambulatory Centers		PA
Camp Hill-SCA Centers, LLC		DE
Castle Ambulatory Surgery Center, LLC	Windward Surgery Center	HI
Central Minnesota Surgical Center, LLC		MN
Channel Islands Surgicenter Properties, LLC		DE
Channel Islands Surgicenter, L.P.	Channel Islands Surgicenter	CA
Charleston Surgery Center Limited Partnership	Charleston Surgery Center	SC
Charlotte Surgery Center, Limited Partnership	Charlotte Surgery Center	NC
Charlotte Surgery Properties, LTD.		NC
Charlotte-SC, LLC		DE
Citrus Regional Surgery Center, L.P.	Citrus Surgery Center	TN
Cleburne Surgical Center, LLC	Texas Health Surgical Center Cleburne	TX
Colorado Springs Surgery Center, Ltd.	Colorado Springs Surgery Center	CO
Connecticut Surgery Center, Limited Partnership	Connecticut Surgery Center	CT
Connecticut Surgery Properties, LLC		DE
Connecticut Surgical Center, LLC		DE
Corpus Christi Endoscopy Center, L.L.P.		TX
Danbury Surgical Center, L.P.	Danbury Surgical Center	GA

Denton Surgery Center, LLC		TX
Digestive Disease Center, L.P.		CA
E Street Endoscopy, LLC	West Coast Endoscopy Center	FL

Eagle Highlands Surgery Center, LLC	Indiana University Health Eagle Highlands Surgery Center; IU Health Eagle Highlands Surgery Center; Meridian South Surgery Center	IN
East Bay Endoscopy Center, L.P.		DE
East Brunswick Surgery Center, LLC	Universirty SurgiCenter	NJ
eCode Solutions, LLC		DE
EHSC Holdings, LLC		IN
Emerald Coast Surgery Center, L.P.	Emerald Coast Surgery Center	TN
Endoscopy Center Affiliates, Inc.		DE
Fayetteville Ambulatory Surgery Center, L.P.	Fayetteville Ambulatory Surgery Center	NC
Florence Surgery Center, L.P.	Shoals Outpatient Surgery	TN
Fort Sutter Medical Building, a California Limited Partnership		CA
Fort Sutter Surgery Center, a California Limited Partnership	Fort Sutter Surgery Center; Sutter River City Surgery Center	CA
Gadsden Surgery Center, LLC		DE
Gadsden Surgery Center, Ltd.	Gadsden Surgery Center	AL
Gainesville Surgery Center, L.P.	Gainesville Surgery Center	TN
Geisinger-SCA Holdings, LLC		DE
Glenwood Surgical Center, L.P.	Glenwood Surgery Center	CA
Glenwood-SC, Inc.		TN
Golden Gate Endoscopy Center, LLC		CA
Golden Triangle Surgicenter, L.P.	Golden Triangle Surgicenter	CA
Grandview Surgery Center, LTD.	Grandview Surgery Center	PA
Greater Long Beach Endoscopy Center	Greater Long Beach Endoscopy Center	CA

Greensboro Specialty Surgery Center, LLC	Greensboro Specialty Surgical Center	NC
Greenville Surgery Center, LLC	Greenville Surgery Center	TX
Grossmont Surgery Center, L.P.	Grossmont Surgery Center	CA
Gwinnett Center for Outpatient Surgery, L.P.	Gwinnett Center for Outpatient Surgery	GA
H.I. Investments Holding Company, LLC		DE
Hartford Surgery Center, LLC	Hartford Surgical Center	DE
Hawthorn Place Outpatient Surgery Center, L.P.	Hawthorn Surgery Center	GA

Health Inventures Employment Solutions, LLC		DE
Health Inventures, LLC		DE
HealthEast Surgery Center-Maplewood, LLC	Maplewood Surgery Center	MN
Hoag Outpatient Centers, LLC	Hoag Endoscopy Center	CA
Honolulu Surgery Center, L.P.	Surgicare of Hawaii	TN
Huntsville Surgery Center, LTD		AL
Idaho ASC Holdings, LLC		DE
IEC Holdings, LLC		IN
Indian River Surgery Center, Ltd.	Indian River Surgery Center	FL
Indian River Surgery Properties, LLC		FL
Indiana Endoscopy Centers, LLC	Indiana University Health Endoscopy Centers; IU Health Endoscopy Centers	IN
Indiana University Health Saxony Surgery Center LLC	Saxony Surgery Center	IN
Inland Surgery Center, L.P.	Inland Surgery Center	CA
Joliet Surgery Center Limited Partnership	Amsurg Surgery Center	IL
Lackawanna Physicians Ambulatory Surgery Center, LLC	North East Surgery Center	PA
Lexington Surgery Center, Ltd.	Lexington Surgery Center	KY
Louisville S.C., Ltd.	Surgecenter of Louisville	KY
Louisville-SC Properties, Inc.		KY
Loyola Ambulatory Surgery Center at Oakbrook, Inc.		IL
Loyola Ambulatory Surgery Center at Oakbrook, L.P.	Loyola Ambulatory Surgery Center at Oakbrook	IL
Marin Health Ventures, LLC	Marin Specialty Surgery Center	CA
Marin Specialty Surgery Center, LLC		CA
Marin Surgery Holdings, Inc.		DE
Maryland Ambulatory Centers		MD
Maryland-SCA Centers, LLC		DE
McKenzie Surgery Center, L.P.	McKenzie Surgery Center	TN
Medical Partners Surgery Center, L.L.C.	Medical Partners Surgery Center	FL
Medical Surgical Centers of America, Inc.		DE
Melbourne Surgery Center, LLC	Melbourne Surgery Center	GA
MemorialCare Surgical Center at Saddleback, LLC	MemorialCare Surgical Center at Saddleback; Laguna Hills Surgery Center	CA
Memphis Surgery Center, LTD., L.P.	Memphis Surgery Center	TN
Memphis Surgery Properties, LTD., L.P.		TN
Memphis-SC, LLC		TN

Memphis-SP, LLC		TN
MGH/SCA, LLC		CA
Mississippi Surgery Holdings, LLC		DE
Mississippi Surgical Center Limited Partnership		MS
Mobile-SC, LTD.	Mobile Surgery Center	AL
Montgomery Surgery Center Limited Partnership	Montgomery Surgery Center	MD
Mountain View Endoscopy Center, LLC		CA
Mt. Pleasant Surgery Center, L.P.	Mt. Pleasant Surgery Center	TN
Muskogee Surgical Investors, LLC		OK
Nashville-SCA Surgery Centers, Inc.		TN
National Surgery Centers, LLC		DE
National Surgery Centers-Santa Monica, LLC		DE
Nebraska Spine Hospital, LLC		NE
Newport Beach Endoscopy Center, LLC	Newport Beach Orange Coast Endoscopy Center	CA
North Coast Surgery Center, Ltd., a California Limited Partnership	North Coast Surgery Center	CA
Northern Rockies Surgery Center, L.P.	Northern Rockies Surgery Center	TN
Northern Rockies Surgicenter, Inc.		MT
Northwest Surgicare, LLC		DE
Northwest Surgicare, Ltd., an Illinois Limited Partnership	Northwest Surgicare	IL
Norwalk Surgery Center, LLC		CT
NSC Channel Islands, LLC		CA
NSC Fayetteville, LLC		DE
NSC Greensboro West, LLC		DE
NSC Greensboro, LLC		DE
NSC Jacksonville, Inc.		FL
NSC Lancaster, LLC		DE
NSC Sarasota, Inc.		DE
NSC Seattle, Inc.		WA
NSC Upland, LLC		DE
NYSCA, LLC		NY
Orlando Center for Outpatient Surgery, L.P.	Orlando Center for Outpatient Surgery	GA
Owensboro Ambulatory Surgical Facility, Ltd.	Owensboro Surgery Center	KY
Paoli Ambulatory Surgery Center		PA

Paoli Surgery Center, L.P.	Paoli Surgery Center	TN
PASC Real Estate, LLC		CO
Pasteur Plaza Surgery Center GP, Inc.		DE
Pasteur Plaza Surgery Center, L.P.	Pasteur Plaza Surgery Center	GA
Peninsula Eye Surgery Center, LLC		CA
Perimeter Center for Outpatient Surgery, L.P.	Perimeter Surgery Center of Atlanta	GA
Physicians Plaza Holdings, LLC		CA

Pomerado Outpatient Surgical Center, Inc.		CA

Pomerado Outpatient Surgical Center, L.P.	Rancho Bernardo Surgery Center	CA
Premier Surgery Center of Louisville, L.P.	Premier Surgery Center of Louisville	TN
Pueblo Ambulatory Surgery Center, LLC	Pueblo Surgery Center	CO
Pueblo-SCA Surgery Center, LLC		DE
Redding Surgery Center, LLC	Apogee Surgery Center	CA
Redlands Ambulatory Surgery Center		CA
Redlands-SCA Surgery Centers, Inc.		CA
Redwood City Endoscopy Suite, LLC		CA

ROC Surgery LLC	Riley Outpatient Surgery Center at Indiana University Health; Riley Outpatient Surgery Center at IU Health; Riley Outpatient Surgery Center	IN
ROCS Holdings, LLC		IN
Sacramento Surgery Center Associates, L.P.	Capitol City Surgery Center	CA
Saint Joseph-SCA Holdings, LLC		DE
Salem Surgery Center, Ltd., an Oregon Limited Partnership	Northbank Surgical Center	OR
Salt Lake Surgical Center, L.P.	Salt Lake Surgical Center	GA
San Diego Endoscopy Center	San Diego Endoscopy Center	CA
San Francisco Endoscopy Center LLC		CA
San Luis Obispo Surgery Center, a California Limited Partnership	San Luis Obispo Surgery Center	CA
Santa Barbara Endoscopy Center, LLC		CA
Santa Cruz Endoscopy Center, LLC		CA
Santa Monica Surgical Partners, L.L.C.	Surgery Center of the Pacific	CA
Santa Rosa Surgery Center, L.P.	The Surgery Center of Santa Rosa	TN
Sarasota Endoscopy Center, L.P.	Endoscopy Center of Sarasota	GA
SC Affiliates, LLC		DE
SCA BOSC Holdings, LLC		DE

SCA Capital, LLC		DE
SCA Danbury Surgical Center, LLC		DE
SCA Development, LLC		DE
SCA eCode Solutions Private Limited		Uttar Pradesh, India
SCA EHSC Holdings, LLC		DE
SCA Holding Company, Inc.		DE
SCA Houston Hospital for Specialized Surgery, L.P.	Houston Hospital for Specialized Surgery	TX
SCA Idaho Holdings, LLC		DE
SCA IEC Holdings, LLC		DE
SCA Indiana Holdings, LLC		DE
SCA JV, LLC		DE
SCA Nashville Surgery Center, L.L.C.	Nashville Surgery Center	TN
SCA of Clarksville, Inc.		TN
SCA Pacific Holdings, Inc.		CA
SCA Pennsylvania Holdings, LLC		DE
SCA Premier Surgery Center of Louisville, LLC		DE
SCA ROCS Holdings, LLC		DE
SCA Salt Lake Surgical Center, Inc.		DE
SCA SSC Holdings, LLC		DE
SCA SSSC Holdings, LLC		DE
SCA Surgery Center of Cullman, LLC		DE
SCA Surgery Holdings, LLC		DE
SCA Surgery Partners, LLC		DE
SCA Surgicare of Laguna Hills, LLC		DE
SCA Teammate Support Network		AL

SCA-Albuquerque Surgery Properties, Inc.		NM
SCA-Blue Ridge, LLC		DE
SCA-Charleston, LLC		DE
SCA-Citrus, Inc.		TN
SCA-Colorado Springs, LLC		DE
SCA-Eugene, Inc.		TN
SCA-Florence, LLC		DE
SCA-Fort Collins, Inc.		CO
SCA-Fort Walton, Inc.		TN
SCA-Gainesville, LLC		DE
SCA-Honolulu, LLC		DE
SCA-Mecklenburg Development Corp.		NC

SCA-Mobile, LLC		DE
SCA-Mt. Pleasant, LLC		DE
SCA-Northeast Georgia Health, LLC		TN
SCA-Paoli, LLC		DE
SCA-San Luis Obispo, LLC		DE
SCA-Santa Rosa, Inc.		NV
SCA-Shelby Development Corp.		TN
SCA-South Jersey, LLC		DE
SCA-Sovereign Santa Monica, LLC		DE
SCA-Wausau, LLC		DE
SCA-Winter Park, Inc.		TN

Senate Street Surgery Center, LLC	Indiana University Health Senate Street Surgery Center; IU Health Senate Street Surgery Center	IN
SHC Atlanta, LLC		DE
SHC Austin, Inc.		GA
SHC Gwinnett, LLC		DE
SHC Hawthorn, Inc.		GA
SHC Melbourne, Inc.		GA
Shelby Surgery Properties, Inc.		TN
Somerset Surgery Center, Limited Partnership	Somerset Surgery Center	KY
South County Outpatient Management, LLC		DE
South County Outpatient Surgery Center, L.P.	South County Outpatient Surgery Center	MO
South County Surgical Center, LLC	South County Surgical Center	MO
South Placer Surgery Center, L.P.		CA
Southwest Surgical Center of Bakersfield, L.P.	Southwest Surgical Center	CA
Specialized Surgery of Houston, Inc.		TN
Springfield Surgery Center, L.P.	Springfield Surgery Center	TN
SSC Holdings, LLC		IN
SSSC Holdings, LLC		IN
St. Cloud Outpatient Surgery, Ltd., a Minnesota Limited Partnership	St. Cloud Surgical Center	MN
St. Cloud Surgical Center, LLC		DE
SunSurgery, LLC		DE
Surgery Center Holding, LLC		DE
Surgery Center of Boca Raton, Inc.		FL
Surgery Center of Clarksville, L.P.	Surgery Center of Clarksville	TN

Surgery Center of Colorado Springs, LLC		DE
Surgery Center of Cullman, LLC	Surgery Center of Cullman	AL
Surgery Center of Des Moines, LLC		DE
Surgery Center of Easton, LLC		DE
Surgery Center of Ellicott City, Inc.		DE
Surgery Center of Fairfield County, LLC	Surgery Center of Fairfield County	DE
Surgery Center of Fort Collins, LLC		CO
Surgery Center of Lexington, LLC		DE
Surgery Center of Louisville, LLC		DE
Surgery Center of Maui, LLC		DE
Surgery Center of Muskogee, LLC		DE
Surgery Center of Southern Pines, LLC		DE
Surgery Center of Spokane, LLC		DE
Surgery Center of Summerlin, LLC		DE
Surgery Center of Vero Beach, Inc.		TN
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership		IA
Surgery Centers-West Holdings, LLC		DE
Surgical Care Affiliates Political Action Committee		AL
Surgical Care Affiliates, LLC		DE

Surgical Care Partners of Melbourne, LLC		DE
Surgical Caregivers of Fort Worth, LLC	Fort Worth Surgery Center	TX
Surgical Center at Premier, LLC	Surgical Center at Premier	TN
Surgical Center of Greensboro, LLC		NC
Surgical Center of South Jersey, Limited Partnership	Surgical Center of South Jersey	NJ
Surgical Center of Tuscaloosa Holdings, LLC		AL
Surgical Health Of Orlando, Inc.		FL
Surgical Health, LLC		DE
Surgical Holdings, Inc.		DE
Surgical Hospital Holdings of Oklahoma, LLC		DE
Surgical Hospital of Oklahoma, L.L.C.		OK
Surgical Properties of Houston, Inc.		TX
Surgicare of Belleville, LLC		DE
Surgicare of Huntsville, LLC		DE
Surgicare of Jackson, LLC		DE

Surgicare of Jackson, Ltd., a Mississippi Limited Partnership	Surgicare of Jackson	MS
Surgicare of Joliet, Inc.		IL
Surgicare of La Veta, Inc.		CA
Surgicare of La Veta, Ltd., a California Limited Partnership	La Veta Surgical Center	CA
Surgicare of Minneapolis, LLC		DE
Surgicare of Minneapolis, Ltd., a Minnesota Limited Partnership	Centennial Lakes Surgery Center	MN
Surgicare of Mobile, LLC		DE
Surgicare of Mobile, Ltd.	Surgicare of Mobile	AL
Surgicare of Oceanside, Inc.		CA
Surgicare of Owensboro, LLC		DE
Surgicare of Salem, LLC		DE
Surgicenters of Southern California, Inc.		CA
Sutter Alhambra Surgery Center, L.P.	Sutter Alhambra Surgery Center	CA
Sutter Street Endoscopy Center, LLC		CA
Texas Health Craig Ranch Surgery Center, LLC	Texas Health Surgery Center Craig Ranch	TX
Texas Health Flower Mound Orthopedic Surgery Center, LLC		TX
The Brevard Specialty Surgery Center, LLC		FL
The Eye Surgery Center of the Carolinas, L.P.	The Eye Surgery Center of the Carolinas	NC
The Surgery Center of Easton, L.P.	The Surgery Center of Easton	TN
The Surgical Center at Tenaya, L.P.	The Surgical Center at Tenaya	TN
Thousand Oaks Endoscopy Center, LLC	Thousand Oaks Endoscopy Center	CA
Three Rivers Surgical Care, L.P.	Three Rivers Surgical Care	TN
THR-SCA Holdings, LLC		TX
Treasure Valley Emerald Properties, LLC		DE
Treasure Valley Hospital Limited Partnership	Treasure Valley Hospital	ID
Treasure Valley Surgery Center - Nampa, LP		DE
Tri-City Medical Center ASC Operators, LLC		CA
Tuscaloosa Surgical Center, L.P.	Tuscaloosa Surgical Center	AL
UCSD Ambulatory Surgery Center, LLC	University Ambulatory Surgery Center	DE
Upland Outpatient Surgical Center, L.P.	Upland Outpatient Surgical Center	CA

Upland Specialty Medical Center, a California General Partnership		CA
Valley Hospital, L.L.C.		WA
Waco Outpatient Surgical Center, Inc.		TX
Waco Surgical Center, Ltd.	Waco Surgical Center	TX
Walk-In and Walk-Out Surgery Center, LLC		DE
Walnut Creek Endoscopy Center LLC		CA
Wausau Surgery Center, L.P.	Wausau Surgery Center	TN
Wauwatosa Outpatient Surgery Center, LLC		DE
Wauwatosa Surgery Center, Limited Partnership	Wauwatosa Surgery Center	WI
Wayland Square Surgicare Acquisition, L.P.	Wayland Square Sugicare	RI
Wayland Square Surgicare GP, Inc.		RI
West Coast Endoscopy Holdings, LLC		DE
Winter Park Surgery Center, L.P.	Physician’s Surgical Care Center	TN
Winter Park, LLC		TN